                                                                    Exhibit 8(i)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned, as individuals, as Trustees under an agreement of trust between Samuel Bronfman, as Donor, and Allan Bronfman, Lazarus Phillips, K.C., and Henry Gordon Norman, as Trustees, dated May 1, 1942, known as the Edgar Miles Bronfman Trust, as Trustees under an agreement of trust between Samuel Bronfman, as Donor, and Allan Bronfman, Lazarus Phillips, K.C., and Henry Gordon Norman, as Trustees, dated May 1, 1942, known as the PBBT/Edgar Miles Bronfman Family Trust, and in any other capacity, hereby constitutes and appoints EDGAR M. BRONFMAN, EDGAR BRONFMAN, JR., MATTHEW BRONFMAN, RICHARD KARL GOELTZ, HAROLD R. HANDLER, JOHN L. WEINBERG and FRANK W. RAYSOR II and each of them severally, as his true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of each of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to each of the undersigned under Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to each of the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of each of the undersigned every act necessary to be done in the premises as fully and as effectually as each of the undersigned might or could do in person; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF each of the undersigned has subscribed these presents as of the 7th day of January, 1992.

                                            /s/ Edgar M. Bronfman
                                            --------------------------
                                            EDGAR M. BRONFMAN



                                            /s/ Edgar Bronfman, Jr.
                                            ---------------------------
                                            EDGAR BRONFMAN, JR.



                                            /s/ Matthew Bronfman
                                            ---------------------------
                                            MATTHEW BRONFMAN

                                                                   Exhibit 8(ii)



                                POWER OF ATTORNEY



                  The Undersigned hereby appoints Michel Boucher or Andrew Parsons, each of them acting alone, the Undersigned's true and lawful Attorneys-in-Fact with full power of substitution to execute in the name, place and stead of the Undersigned any Statement required to be filed under Schedule 13(d), and any amendments thereto, pursuant to Section 13(d) of the United States Securities Exchange Act of 1934 with respect to the Undersigned, and to file the same with the Securities and exchange Commission, said Attorney-in-Fact having full power and authority to do and perform in the name and on behalf of the Undersigned every act necessary to be done in the premises as fully and as effectually as the Undersigned might or could do in person, the Undersigned hereby ratifying the acts of said Attorneys.

                  Dated this 16th day of February, 1990

                                            /s/ Charles R. Bronfman
                                            -----------------------------------
                                            CHARLES R. BRONFMAN

                                                                  Exhibit 8(iii)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, individually, as a trustee of The Samuel Bronfman Foundation, and in any other capacity, hereby constitutes and appoints EDGAR BRONFMAN, JR., MATTHEW BRONFMAN, MILDRED KALIK and FRANK W. RAYSOR II and each of them severally, as his true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of this 15th day of December, 2000.


                                            /s/ Samuel Bronfman II
                                            -----------------------------
                                            SAMUEL BRONFMAN II

                                                                   Exhibit 8(iv)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, individually, and as a trustee of the Charles Rosner Bronfman Family Trust, and in any other capacity, hereby constitutes and appoints MICHEL BOUCHER and ANDREW
J. PARSONS and each of them severally, as his true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of each of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to each of the undersigned under Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to by filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned, every act necessary to be done in the premises as fully and as effectually as each of the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF each of the undersigned has subscribed these presents as of January 6, 1997.

                                            /s/ Stephen R. Bronfman
                                            --------------------------------
                                            STEPHEN R. BRONFMAN

                                                                    Exhibit 8(v)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, individually, as a trustee of the Charles Rosner Bronfman Family Trust, and in any other capacity, hereby constitutes and appoints MICHEL BOUCHER, ARNOLD M. LUDWICK and ROBERT S. VINEBERG and each of them severally, as her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of the 18th day of December, 1992.

                                            /s/ Ellen J. Bronfman
                                            -----------------------------------
                                            ELLEN J. BRONFMAN

                                                                   Exhibit 8(vi)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, individually, as a trustee of the Edgar Miles Bronfman Trust, as a trustee of the PBBT/Edgar Miles Bronfman Family Trust, and in any other capacity, hereby constitutes and appoints EDGAR M. BRONFMAN, EDGAR BRONFMAN, JR., MATTHEW BRONFMAN, MILDRED KALIK and JOHN S. WEINBERG and each of them severally, as his true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of this 15th day of December, 2000.


                                            /s/ Mayo A. Shattuck III
                                            -------------------------------
                                            MAYO A. SHATTUCK III

                                                                  Exhibit 8(vii)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, individually, as a trustee of the Edgar Miles Bronfman Trust, as a trustee of the PBBT/Edgar Miles Bronfman Family Trust, and in any other capacity, hereby constitutes and appoints EDGAR M. BRONFMAN, EDGAR BRONFMAN, JR., MATTHEW BRONFMAN, MILDRED KALIK and MAYO A. SHATTUCK III and each of them severally, as his true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of this 15th day of December, 2000.


                                            /s/ John S. Weinberg
                                            ----------------------------------
                                            JOHN S. WEINBERG

                                                                 Exhibit 8(viii)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, individually, as a trustee of the Charles Rosner Bronfman Family Trust, and in any other capacity, hereby constitutes and appoints MICHEL BOUCHER and ROBERT S. VINEBERG and each of them severally, as his true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under Section 13 or
Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of the 16th day of December, 1992.

                                            /s/ Arnold M. Ludwick
                                            --------------------------
                                            ARNOLD M. LUDWICK

                                                                   Exhibit 8(ix)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, individually, and as a trustee of the Charles Rosner Bronfman Family Trust, and in any other capacity, hereby constitutes and appoints MICHEL BOUCHER and ANDREW
J. PARSONS and each of them severally, as his true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of each of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to each of the undersigned under Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to by filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned, every act necessary to be done in the premises as fully and as effectually as each of the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF each of the undersigned has subscribed these presents as of January 6, 1997.

                                            /s/ Robert S. Vineberg
                                            -------------------------------
                                            ROBERT S. VINEBERG

                                                                    Exhibit 8(x)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, solely in the undersigned's capacity as a trustee of the Charles R. Bronfman Trust, hereby constitutes and appoints MICHEL BOUCHER, ANDREW J. PARSONS and ROBERT S. VINEBERG and each of them severally, as the undersigned's true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under
Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of December 30, 1996.

                                            /s/ Steven H. Levin
                                            -----------------------------------
                                            STEVEN H. LEVIN

                                                                   Exhibit 8(xi)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, solely in the undersigned's capacity as a trustee of the Charles Bronfman Trust , hereby constitutes and appoints MICHEL BOUCHER, ANDREW J. PARSONS and ROBERT S. VINEBERG and each of them severally, as the undersigned's true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under
Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of December 30,1996.

                                            /s/ Jeffrey D. Scheine
                                            ----------------------------------
                                            JEFFREY D. SCHEINE

                                                                  Exhibit 8(xii)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, solely in the undersigned's capacity as a trustee of the C. Bronfman Family Trust, hereby constitutes and appoints MICHEL BOUCHER, ANDREW J. PARSONS and ROBERT S. VINEBERG and each of them severally, as the undersigned's true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under
Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of June 3, 1997.

                                            /s/  Dr. Trevor A. Carmichael
                                            -----------------------------------
                                            DR. TREVOR A. CARMICHAEL

                                                                 Exhibit 8(xiii)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, solely in the undersigned's capacity as a trustee of the C. Bronfman Family Trust, hereby constitutes and appoints MICHEL BOUCHER, ANDREW J. PARSONS and ROBERT S. VINEBERG and each of them severally, as the undersigned's true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under
Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of June 3, 1997.

                                            /s/  Neville LeRoy Smith
                                            ---------------------------------
                                            NEVILLE LEROY SMITH

                                                                  Exhibit 8(xiv)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, solely in the undersigned's capacity as a trustee of the C. Bronfman Family Trust, hereby constitutes and appoints MICHEL BOUCHER, ANDREW J. PARSONS and ROBERT S. VINEBERG and each of them severally, as the undersigned's true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under
Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of June 3, 1997.

                                            /s/ Bruce I. Judelson
                                            -----------------------------
                                            BRUCE I. JUDELSON

                                                                   Exhibit 8(xv)



                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, solely in the undersigned's, capacity as a trustee of the CB Family Trust, hereby constitutes and appoints MICHEL BOUCHER, ANDREW J. PARSONS and ROBERT S. VINEBERG and each of them severally, as the undersigned's true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be, filed with respect to the undersigned under
Section 13 or Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF the undersigned has subscribed these presents as of September 20, 2000.

                                          CODAN TRUST COMPANY LIMITED


                                          Per: /s/ Nicholas Johnson
                                               ----------------------------

                                          Per: /s/ Coral Harris
                                               ----------------------------